TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                    1
      MESSAGE FROM THE PRESIDENT                              2
      INVESTMENT REVIEW                                       4
      MESSAGE FROM THE MANAGER                                5
      FINANCIAL INFORMATION
         Distributions to Shareholders                        8
         Independent Auditors' Report                         9
         Portfolio of Investments                            10
         Notes to Portfolio of Investments                   15
         Statement of Assets and Liabilities                 16
         Statement of Operations                             17
         Statements of Changes in Net Assets                 18
         Notes to Financial Statements                       19










IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA EMERGING MARKETS FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State-Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.











MESSAGE FROM THE PRESIDENT



[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA
 APPEARS HERE]


--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.


Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW


USAA EMERGING MARKETS FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of emerging market companies.

--------------------------------------------------------------------------------
                                           5/31/00              5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $235.0 Million       $276.3 Million
  Net Asset Value Per Share                 $8.98                 $8.49
--------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/00
--------------------------------------------------------------------------------
           1 YEAR                5 YEARS          SINCE INCEPTION ON 11/7/94
            6.55%                 0.41%                     -0.05%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund, the International Financial Corporation (IFC) Global Composite Index, and the Lipper Emerging Markets Funds Average for the period of 11/7/94 through 5/31/00. The data points from the graph are as follows:

              USAA Emerging           IFC             Lipper
              Markets Fund           Index            Average
              -------------         -------          ---------

11/07/94       $10,000              $10,000          $10,000
05/31/95         9,770                8,097            8,683
11/30/95         9,286                7,508            8,267
05/31/96        11,424                8,641            9,780
11/30/96        10,921                8,409            9,557
05/31/97        12,418                9,285           11,174
11/30/97        10,393                7,097            9,335
05/31/98         9,814                6,680            8,740
11/30/98         7,893                5,718            7,001
05/31/99         9,360                6,903            8,348
11/30/99        10,528                8,148           10,026
05/31/00         9,972                8,338           10,322

DATA SINCE INCEPTION ON 11/7/94 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA EMERGING MARKETS FUND TO THE INTERNATIONAL FINANCIAL CORPORATION (IFC) GLOBAL COMPOSITE INDEX, AN UNMANAGED BROAD-BASED INDEX OF EMERGING MARKETS BASED ON THE WORLD BANK GNP PER CAPITA DEFINITION, AND THE LIPPER EMERGING MARKETS FUNDS AVERAGE, AN UNMANAGED AVERAGE OF EMERGING MARKETS FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.










MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: KEVIN P. MOORE, APPEARS HERE]

FUND OVERVIEW

Most emerging markets started 2000 on a strong upswing only to be caught up in the negative sentiment that gripped equity markets beginning in March. The benefit for some Latin economies from continued strong oil and copper prices has been somewhat overshadowed by the prospect of significantly higher interest rates in the United States and the potential for slowing global economic growth.

ASIAN MARKETS

Because of the strong export growth and improving domestic market conditions, most Asian economies continue to rebound from their 1997 lows. The technology industry has a strong presence in many Asian economies, and we continue to hold our positions in Taiwan and Korea for their large exposure to this industry. We have also increased our exposure to China, as economic reform is accelerating. We have decreased our exposure to Thailand, the Philippines, and Indonesia as the pace of economic reform has slowed.

LATIN AMERICAN MARKETS

The economic conditions in both Brazil and Mexico continue to improve, and we continue to favor these markets. The domestic economies in both countries are experiencing growth, and interest rates have further room to fall. We have maintained our weighting in the region primarily in Mexico and Brazil, preferring them to Argentina, Venezuela, Chile, and Peru.

EASTERN EUROPE, MIDDLE EAST, AND AFRICAN MARKETS

The reform agenda of the Turkish government is setting the stage for solid economic growth and continued strong capital markets. The election of a new president and the prospect for reform in Russia has supported that market's strong performance. The Greek market has suffered, as investors have already accounted for its pending transition to the European Monetary Union, reducing the attractiveness of that market.

The South African economy, while dealing with currency and interest pressures, continues to grow. Economic performance in East European countries remains mixed. The Polish market continues to be held back by political and currency concerns, while Hungary is benefiting from strong exports and strong domestic growth. The prospect for peace, decreased interest rates, and improving growth could provide additional support for the Israeli market.

OUTLOOK

We continue to believe that a rebound in domestic demand and the potential for a decrease in interest rates support an optimistic view on Brazil and Mexico. Large numbers of technology stocks, combined with domestic demand in Korea and Taiwan, support our continued favorable view on these markets. We believe China and India present significant investment opportunities as these economies restructure and open to the global marketplace. Turkey and Russia are supported by positive reform efforts that could result in accelerated economic growth, while currency concerns could continue to negatively affect Poland and South Africa. Looking forward, we believe that economic reform has taken hold in emerging markets and, combined with improving domestic demand, has the potential to provide a good backdrop to emerging markets in 2000.


  -------------------------------------------
               Top 10 Industries
              (% of Net Assets)
  -------------------------------------------
  Electronics - Semiconductors            6.9
  Banks - Money Center                    6.4
  Telephones                              6.4
  Beverages - Alcoholic                   4.4
  Foreign Conglomerate                    4.1
  Telecommunications - Cellular           4.1
  Telecommunications - Long Distance      3.9
  Computer - Hardware                     3.7
  Electric Companies                      3.5
  Banks - Major Regional                  3.2
 --------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET LIQUIDITY, AND POLITICAL INSTABILITY.

SEE PAGE 10 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.



                            ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA Emerging Markets Fund to be:

Other - 25.6% (Countries with less than 3.0% of the portfolio and Money Market Instruments); Brazil - 12.0%; Mexico - 10.0%; South Korea - 9.9%; Taiwan - 9.8%; South Africa - 5.1%; Turkey - 4.7%; Malaysia - 4.6%; Israel - 4.0%; Singapore - 3.5%; Russia - 3.4%; and China - 3.4%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.15 and $.02, respectively.


                     Ordinary income *              $ .07
                                                    =====


* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.










INDEPENDENT AUDITORS' REPORT


KPMG

The Shareholders and Board of Trustees

USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                  KPMG LLP

San Antonio, Texas
July 7, 2000











USAA EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000

                                                                         MARKET
   NUMBER                                                                 VALUE
 OF SHARES                 SECURITY                                       (000)
--------------------------------------------------------------------------------

                           STOCKS (84.2%)

             ARGENTINA (0.5%)
     27,900  Impsat Fiber Networks, Inc. *                              $    307
    538,200  Pc Holdings S.A. "B"                                            850
--------------------------------------------------------------------------------
                                                                           1,157
--------------------------------------------------------------------------------
             BRAZIL (12.0%)
     88,000  Aracruz Celulose S. A.                                        1,474
  5,652,000  Celular Crt Participacoes (Preferred) "A" *                   1,687
180,000,000  Centrais Electricas Brasileiras S.A. (Preferred)              3,047
     71,500  Companhia Brasileira de Distribuicao Grupo Pao
              de Acucar ADR                                                2,145
    153,000  Companhia Cerveja Ria Brahma ADR                              2,219
    130,000  Companhia Vale do Rio Doce (Preferred) "A"                    3,240
 35,000,000  Eletropaulo Metropolitana (Electricidade de
              Saopaulo S.A.) (Preferred)                                   1,965
    135,000  Embratel Participacoes S.A. ADR                               2,827
  7,718,000  Petroleo Brasileiro S.A. (Preferred)                          1,772
     28,200  Tele Centro Sul Participacoes ADR                             1,692
    111,150  Tele Norte Leste Participacoes S.A. ADR                       2,181
     47,000  Uniao de Bancos Brasileiros S.A. (Unibanco) GDR               1,137
    621,200  Usiminas Siderurgicas de Minas Gerais S.A. (Preferred) "A"    2,722
          2  Usinas Sid Minas Rights (a)                                       0
--------------------------------------------------------------------------------
                                                                          28,108
--------------------------------------------------------------------------------
             CHINA (3.4%)
    240,000  China Telecom Ltd. *                                          1,794
    420,000  CITIC Pacific Ltd.                                            1,994
  3,475,000  Cosco Pacific Ltd.                                            2,587
  1,699,000  Legend Holdings Ltd.                                          1,722
--------------------------------------------------------------------------------
                                                                           8,097
--------------------------------------------------------------------------------
             EGYPT (1.3%)
    160,000  Pyramid Breweries (Al Ahram Beverages) S.A.E. GDR *           2,856
     19,080  Suez Cement Co. S.A.E. GDR                                      211
--------------------------------------------------------------------------------
                                                                           3,067
--------------------------------------------------------------------------------
             GREECE (2.5%)
    130,300  Hellenic Telecommunications Orgn. S.A. (OTE)                  3,216
    289,548  National Bank of Greece S.A. GDR *                            2,642
--------------------------------------------------------------------------------
                                                                           5,858
--------------------------------------------------------------------------------
             HONG KONG (2.7%)
  1,100,000  Computer & Technologies Holdings *                            1,151
    222,000  HSBC Holdings                                                 2,450
    232,100  Hutchison Whampoa Ltd.                                        2,673
  3,000,000  Peregrine Investments Holdings Ltd. *, (a), (b)                   0
--------------------------------------------------------------------------------
                                                                           6,274
--------------------------------------------------------------------------------
             HUNGARY (2.4%)
     87,600  Magyar Tavkozlesi RT. (MATAV) ADR                             2,989
     50,000  OTP Bank Rt. GDR                                              2,688
--------------------------------------------------------------------------------
                                                                           5,677
--------------------------------------------------------------------------------
             INDIA (2.4%)
    130,100  Grasim Industries Ltd. GDR *                                  1,187
     57,000  Hindalco Industries Ltd. GDR                                    969
      5,600  Infosys Technologies Ltd. ADR                                   859
    136,400  Mahanagar Tel Nigam Ltd. GDR                                  1,395
     25,000  Ranbaxy Laboratories Ltd. GDR                                   419
     59,700  Videsh Sanchar Nigam Ltd. GDR                                   931
--------------------------------------------------------------------------------
                                                                           5,760
--------------------------------------------------------------------------------
             ISRAEL (4.0%)
    897,800  Bank Hapoalim Ltd.                                            2,583
    143,369  Blue Square Chain and Investments Properties Ltd.             1,983
     15,400  Check Point Software Technologies Ltd. *                      2,893
     30,500  NICE-Systems Ltd. ADR *                                       1,796
      4,900  Teva Pharmaceutical Industries Ltd. ADR                         264
--------------------------------------------------------------------------------
                                                                           9,519
--------------------------------------------------------------------------------
             SOUTH KOREA (9.9%)
     26,900  Cheil Communication                                           3,191
    200,600  Korea Electric Power Corp. ADR                                3,134
     71,040  Korea Telecom Corp. ADR                                       2,629
     85,800  LG Chemical Ltd.                                              1,671
    178,360  S1 Corp.                                                      2,384
    144,500  Samsung Corp.                                                 1,158
     17,192  Samsung Electronics Co. Ltd.                                  4,688
    216,000  Shinhan Bank                                                  1,616
      8,000  Sk Telecom Co. Ltd.                                           2,727
--------------------------------------------------------------------------------
                                                                          23,198
--------------------------------------------------------------------------------
             MALAYSIA (4.6%)
    484,000  Malayan Bank Berhad Bhd                                       2,064
    206,600  Malaysian Pacific Bhd                                         2,324
    867,000  Tanjong plc                                                   2,441
  1,467,000  Technology Resources Industries Bhd                           1,761
    800,000  United Engineers Bhd *                                        2,126
--------------------------------------------------------------------------------
                                                                          10,716
--------------------------------------------------------------------------------
             MEXICO (10.0%)
    100,000  Cemex S.A. ADR                                                2,119
    892,000  Cifra S.A. de C.V. *                                          1,728
    128,000  Coca Cola Femsa S.A. de C.V. ADR                              1,944
      5,000  Controladora Comercial Mexicana, S.A. de C.V.                     5
     84,000  Fomento Economico Mexicano, S.A. de C.V. ADR                  3,197
    500,000  Grupo Financiero Banamex Accival, S.A. de C.V. "O" *          1,633
    138,200  Grupo Iusacell S.A. de C.V. New *                             1,831
     30,300  Grupo Televisa, S.A. de C.V. ADR *                            1,687
    172,000  Kimberly-Clark de Mexico, S.A. de C.V. "A"                      533
     86,000  Telefonos de Mexico, S.A. de C.V. ADR                         4,187
    215,500  Tubos de Acero de Mexico, S.A. ADR                            2,909
    190,000  Tv Azteca S.A. de C.V.                                        1,793
--------------------------------------------------------------------------------
                                                                          23,566
--------------------------------------------------------------------------------
             PERU (1.1%)
    173,400  Compania de Minas Buenaventura S.A. ADR                       2,612
--------------------------------------------------------------------------------
             RUSSIA (3.4%)
     72,000  GAZ Auto Plant *, (a)                                         2,349
     59,100  Golden Telecom, Inc.                                          1,765
     51,200  LUKoil ADR                                                    2,829
     75,000  Surgutneftegaz Jsc ADR                                        1,083
--------------------------------------------------------------------------------
                                                                           8,026
--------------------------------------------------------------------------------
             SINGAPORE (3.5%)
     25,300  Chartered Semiconductor Manufacturing                         2,030
    825,000  DelGro Corp. Ltd.                                             1,932
    545,000  Natsteel Electronics                                          1,604
    308,000  Singapore Airlines Ltd.                                       2,683
--------------------------------------------------------------------------------
                                                                           8,249
--------------------------------------------------------------------------------
             SOUTH AFRICA (5.1%)
    632,000  African Bank Investments Ltd. *                               1,269
     90,200  Anglo American Platinum Corp.                                 2,498
    330,500  Dimension Data Holdings Ltd. *                                2,300
  2,737,300  Firstrand Ltd.                                                2,875
  1,304,200  Primedia Ltd.                                                   934
    321,754  South African Breweries plc                                   1,962
--------------------------------------------------------------------------------
                                                                          11,838
--------------------------------------------------------------------------------
             TAIWAN (9.8%)
    268,000  Asustek Computer                                              2,705
  1,000,000  Cathay Life Insurance *                                       2,662
  1,081,067  Compal Electronics, Inc.                                      2,579
     20,900  Gigamedia Ltd.                                                  367
    335,000  Hon Hai Precision Industry Co., Ltd. *                        3,066
    305,000  Ritek, Inc. *                                                 2,138
    883,200  Taiwan Semiconductor Manufacturing Co. *                      4,501
  1,200,000  United Microelectronics *                                     3,642
    454,000  Winbond Electronics *                                         1,370
--------------------------------------------------------------------------------
                                                                          23,030
--------------------------------------------------------------------------------
             THAILAND (0.9%)
    415,000  Shin Corp. (Foreign)                                          2,075
--------------------------------------------------------------------------------
             TURKEY (4.7%)
 24,300,000  Arcelik A.S.                                                  1,579
 70,400,000  Dogan Yayin Holdings                                          1,287
 18,000,000  Eregli Demir Ve Celik Fabrikalari T.A.S. *                      833
 30,000,000  Koc Holdings                                                  2,534
  1,400,000  Migros Turk T.A.S.                                              853
  3,500,000  Vestel Electronic A.S. *                                      1,094
231,622,279  Yapi Ve Kredi Bankasi A.S.                                    2,859
--------------------------------------------------------------------------------
                                                                          11,039
--------------------------------------------------------------------------------
             Total Stocks (cost: $199,110)                               197,866
--------------------------------------------------------------------------------


  PRINCIPAL
   AMOUNT
    (000)
  ---------

                      MONEY MARKET INSTRUMENT (11.8%)

    $27,587  Federal Home Loan Bank, Discount Note,
                  6.3%, 6/01/2000 (cost: $27,587)                         27,587
--------------------------------------------------------------------------------
             Total Investments (cost: $226,697)                         $225,453
================================================================================


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Electronics - Semiconductors                         6.9%
            Telephones                                           6.4
            Banks - Money Center                                 6.4
            Beverages - Alcoholic                                4.4
            Telecommunications - Cellular/Wireless               4.1
            Foreign Conglomerate                                 4.1
            Telecommunications - Long Distance                   3.9
            Computer - Hardware                                  3.7
            Electric Utilities                                   3.5
            Banks - Major Regional                               3.2
            Retail - Food                                        2.9
            Iron & Steel                                         2.8
            Computer - Peripherals                               2.2
            Computer Software & Service                          2.1
            Oil - International Integrated                       2.0
            Truckers                                             1.9
            Advertising/Marketing                                1.9
            Broadcasting - Radio & TV                            1.9
            Services - Commercial & Consumer                     1.5
            Construction - Cement & Aggregates                   1.4
            Metals/Mining                                        1.4
            Airlines                                             1.1
            Home Furnishings & Appliances                        1.1
            Insurance - Life/Health                              1.1
            Gold                                                 1.1
            Precious Metals & Mining                             1.1
            Automobiles                                          1.0
            Equipment - Semiconductors                           1.0
            Computer - Networking                                1.0
            Other                                               18.9
                                                                ----
            Total                                               96.0%
                                                                ====










USAA EMERGING MARKETS FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

(a) Illiquid security valued using methods determined by the Manager under the general supervision of the Board of Trustees. At May 31, 2000, these securities represented .01% of the Fund's net assets.

(b) On January 12, 1998, the company filed for liquidation. Trading of the security has ceased on the local exchange. Accordingly the Manager has determined to value the security at $0 and to record the full amount of the unrealized loss.

* Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost of $226,697)          $225,453
   Cash                                                                                    39
   Cash denominated in foreign currencies (identified cost of $7,756)                   8,201
   Receivables:
      Capital shares sold                                                                  57
      Dividends                                                                           484
      Securities sold                                                                   3,828
                                                                                     --------
         Total assets                                                                 238,062
                                                                                     --------

LIABILITIES
   Securities purchased                                                                 2,453
   Unrealized depreciation on foreign currency contracts held, at value                    10
   Capital shares redeemed                                                                360
   USAA Investment Management Company                                                     200
   USAA Transfer Agency Company                                                            10
   Accounts payable and accrued expenses                                                   69
   Dividends on capital shares                                                              7
                                                                                     --------
         Total liabilities                                                              3,109
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $234,953
                                                                                     ========

REPRESENTED BY:
   Paid-in capital                                                                   $293,070
   Accumulated undistributed net investment loss                                         (404)
   Accumulated net realized loss on investments                                       (56,892)
   Net unrealized depreciation of investments                                          (1,244)
   Net unrealized appreciation on foreign currency translations                           423
                                                                                     --------
            Net assets applicable to capital shares outstanding                      $234,953
                                                                                     ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                     26,164
                                                                                     ========
   Net asset value, redemption price, and offering price per share                   $   8.98
                                                                                     ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.











USAA EMERGING MARKETS FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $419)                $ 3,367
      Interest                                                             747
                                                                       -------
         Total income                                                    4,114
                                                                       -------
   Expenses:
      Management fees                                                    2,890
      Transfer agent's fees                                                305
      Custodian's fees                                                     341
      Postage                                                               54
      Shareholder reporting fees                                            20
      Trustees' fees                                                         4
      Registration fees                                                     40
      Professional fees                                                     41
      Other                                                                  5
                                                                       -------
         Total expenses                                                  3,700
                                                                       -------
            Net investment income                                          414
                                                                       -------

Netrealized and unrealized gain (loss) on investments and
  foreign currency:
   Net realized gain (loss) on:
      Investments                                                       17,862
      Foreign currency transactions                                     (1,004)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        6,023
      Foreign currency translations                                        571
                                                                       -------
            Net realized and unrealized gain                            23,452
                                                                       -------
Increase in net assets resulting from operations                       $23,866
                                                                       =======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA EMERGING MARKETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

YEARS ENDED MAY 31,



                                                              2000       1999
                                                           ---------------------

From operations:
   Net investment income                                   $     414   $  2,356
   Net realized gain (loss) on investments                    17,862    (46,281)
   Net realized loss on foreign currency transactions         (1,004)      (249)
   Change in net unrealized appreciation/depreciation of:
      Investments                                              6,023     29,895
      Foreign currency translations                              571        (49)
                                                           --------------------
      Increase (decrease) in net assets
         resulting from operations                            23,866    (14,328)
                                                           --------------------
Distributions to shareholders from:
   Net investment income                                      (2,271)    (2,363)
                                                           --------------------
From capital share transactions:
   Proceeds from shares sold                                  80,382     42,836
   Reinvested dividends                                          472        416
   Cost of shares redeemed                                  (143,836)   (45,109)
                                                           --------------------
      Decrease in net assets from
         capital share transactions                          (62,982)    (1,857)
                                                           --------------------
Net decrease in net assets                                   (41,387)   (18,548)
Net assets:
   Beginning of period                                       276,340    294,888
                                                           --------------------
   End of period                                           $ 234,953   $276,340
                                                           ====================
Accumulated undistributed net investment income:
   End of period                                           $    (404)  $  2,273
                                                           ====================
Change in shares outstanding:
   Shares sold                                                 8,177      5,714
   Shares issued for dividends reinvested                         49         51
   Shares redeemed                                           (14,622)    (6,061)
                                                           --------------------
      Decrease in shares outstanding                          (6,396)      (296)
                                                           ====================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS










USAA EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in equity securities of emerging market companies. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to increase accumulated undistributed net investment income by $184,000, increase accumulated net realized loss on investments by $185,000, and increase paid-in capital by $1,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. FOREIGN CURRENCY TRANSLATIONS - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains (losses) occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains (losses) arise from sales of foreign currency, currency gains (losses) realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains (losses) have been reclassified from accumulated net realized gain (loss) to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income (loss) for tax purposes. Net unrealized foreign currency exchange gains (losses) arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of approximately $56,199,000 which, if not offset by subsequent capital gains, will expire between 2006 - 2007. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended May 31, 2000, were $391,547,000 and $490,814,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, were $28,342,000 and $29,586,000, respectively.

(5) FOREIGN CURRENCY CONTRACTS

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 2000, the terms of open foreign currency contracts were as follows (in thousands):


Foreign Currency Contracts to Buy:

--------------------------------------------------------------------------------------
                            U.S. Dollar
Exchange   Contracts to     Value as of     In Exchange      Unrealized    Unrealized
  Date        Receive         5/31/00     for U.S. Dollar   Appreciation  Depreciation
--------------------------------------------------------------------------------------
 6/2/00   52 Argentine Peso    $  52            $   52         $ -           $ -
--------------------------------------------------------------------------------------
 6/2/00  5,094 Mexican Peso      536               536           -             -
--------------------------------------------------------------------------------------
 6/5/00  210 Argentine Peso      210               210           -             -
--------------------------------------------------------------------------------------
                               $ 798            $  798         $ -           $ -
======================================================================================



Foreign Currency Contracts to Sell:
--------------------------------------------------------------------------------------
                           U.S. Dollar
Exchange   Contracts to    Value as of     In Exchange      Unrealized     Unrealized
  Date       Deliver         5/31/00     for U.S. Dollar   Appreciation   Depreciation
--------------------------------------------------------------------------------------
           Turkish Lira
 6/1/00    762,154,800         $1,238           $1,238         $ -           $ -
--------------------------------------------------------------------------------------
           Turkish Lira
 6/1/00    647,074,005          1,051            1,051           -             -
--------------------------------------------------------------------------------------
           Brazilian Real
 6/1/00        61                  33               33           -             -
--------------------------------------------------------------------------------------
           Brazilian Real
 6/1/00        297                163              162           -            (1)
--------------------------------------------------------------------------------------
         South African Rand
 6/6/00       3,852               552              545           -            (7)
--------------------------------------------------------------------------------------
         South African Rand
 6/6/00        733                105              104           -            (1)
--------------------------------------------------------------------------------------
         South African Rand
 6/6/00       1,766               254              253           -            (1)
--------------------------------------------------------------------------------------
         South African Rand
 6/6/00        642                 92               92           -             -
--------------------------------------------------------------------------------------
                               $3,488          $ 3,478         $ -           $(10)
======================================================================================


(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 1% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The Fund paid no commissions to USAA Brokerage Services during the year ended May 31, 2000.

(7) TRANSACTIONS WITH AFFILIATES

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 2000, the Association and its affiliates owned 18,522,000 shares (70.7%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED MAY 31,
                               --------------------------------------------------------
                                  2000       1999        1998        1997        1996
                               --------------------------------------------------------
Net asset value at
  beginning of period          $   8.49    $   8.98    $  11.53    $  11.13    $   9.77
Net investment income (loss)        .02         .08         .07         .01        (.01)(a)
Net realized and unrealized
  gain (loss)                       .54        (.50)      (2.44)        .89        1.60
Distributions from net
  investment income                (.07)       (.07)        -           -          (.01)
Distributions of realized
  capital gains                     -           -          (.18)       (.50)       (.22)
                               --------------------------------------------------------
Net asset value at
  end of period                $   8.98    $   8.49    $   8.98    $  11.53    $  11.13
                               ========================================================
Total return (%)*                  6.55       (4.63)     (20.97)       8.69       16.93
Net assets at
  end of period (000)          $234,953    $276,340    $294,888    $ 95,644    $ 51,315
Ratio of expenses to
  average net assets (%)           1.28        1.27        1.31        1.81        2.27
Ratio of net investment
  income (loss) to average
  net assets (%)                    .14         .98         .88         .03        (.08)
Portfolio  turnover (%)          147.24       83.84       41.23       61.21       87.98

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Calculated using weighted average shares.










TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777